============================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 14, 2006

ZONE MINING LIMITED
 (Exact name of registrant as specified in its charter)

NEVADA	333-125436	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

7164 120th Street
Surrey, British Columbia
Canada V3W 3M8
(Address of principal executive offices and Zip Code)

(604) 592-8321
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

============================================================================================

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

On June 14, 2006, Craig Hurst resigned as a member of the board of directors. Mr. Hurst's resignation was not a result of any disagreement with us over policies, practices or procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of June, 2006.

ZONE MINING LIMITED

BY:	ALBERT BERROW
Albert Berrow
president, principal executive officer, principal financial officer, and a member of the board of directors.